Exhibit 99.1
DTE Energy: Mid-Year Business Update July 2, 2008

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the potential requirement to refund proceeds received from synfuel partners; the uncertainties of successful exploration of gas shale resources and inability to estimate gas reserves with certainty; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and population growth or decline in the geographic areas where we do business; environmental issues, laws, regulations, and the cost of remediation and compliance, including potential new federal and state requirements that could include carbon and more stringent mercury emission controls, a renewable portfolio standard and energy efficiency mandates; nuclear regulations and operations associated with nuclear facilities; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; contributions to earnings by non-utility subsidiaries; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; amounts of uncollectible accounts receivable; binding arbitration, litigation and related appeals; changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; and timing, terms and proceeds from any asset sale or monetization. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2007 Form 10-K and 2008 Forms 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison.

Introduction Gerry Anderson, President and COO Dave Meador, Executive Vice President and CFO Lisa Muschong, Director of Investor Relations Participants Presentation Outline Michigan Energy Legislation & Detroit Edison Rate Case Update Non-Utility Business Update Earnings Guidance Update

Legislation Will Be a Historical Step in Improving Michigan's Energy Policies Four bills passed Michigan House on April 17 on a bi-partisan vote and moved to Senate On June 27, two bills passed the Michigan Senate on a bi-partisan vote Completion of legislation backed by a broad coalition including the Michigan Chamber of Commerce, Michigan Manufacturers Association, labor organization members, business leaders and the energy industry Governor has expressed strong support for appropriate energy reform/renewables package Next step is to reconcile bills between the two chambers Primary differences are in renewables/energy efficiency provisions

Michigan Legislation Continues to Move Forward House Bill 5524 House Version Senate Version Electric Choice reform Caps Choice at 10% of load Defines rules for customers returning to utility service Same Cost-of-service based electric rates (deskewing) Phases in cost-of-service based rates over a 5 year period Phase in cost-of-service rates, 5 year period for businesses and 10 year period for residential customers File and use ratemaking Provides for self-implementation 6 months from filing Establishes 12 month hard-stop deadline for rate case completion and enhances MPSC staffing Allows for forward looking test year Same Certificate of Need process for major capital investments Provides for pre-approval for capital projects costing more than $500 million Allows recovery of interest during construction Same

Michigan Legislation Continues to Move Forward (cont.) Legislation House Version Senate Version Renewable portfolio standard (HB 5548/5549, Senate Bill 213) 4% of energy from renewables in 2012 10% in 2015 Establishes cost caps and off-ramps to ensure costs are manageable Program funded by setting a per-meter charge 2% combined RPS and energy efficiency in 2011 4% in 2012 6% in 2014 7% in 2015 Establishes cost caps and off-ramps to ensure costs are manageable Program funded by setting a per-meter charge Energy efficiency (HB 5525, Senate Bill 213) Ramps up targets to annual incremental savings of 1% for electricity and 0.75% for gas Establishes cost off-ramps to ensure reasonable costs Authorizes decoupling for gas utilities Included above Included above Authorizes decoupling for gas utilities

Detroit Edison General Rate Case 2006 Normalized Capital O&M Cost Savings Net Revenue / Fuel & Purchased Power Merger Control Premium Net Other (Incl. Benefits & Taxes) 2009 Request East -32 -32 254 265 208 208 271 284 West 254 129 118 57 63 13 North ($30) $130 $290 ($60) ($120) $60 $14 $284 Detroit Edison's Estimated Revenue Requirements Rate request driven by required environmental investment Strong record of recovery on past environmental spending Cost saving initiatives offset almost all O&M increases Requesting $60 million merger premium recovery Expect Michigan Supreme Court to rule on merger premium issue Staff and intervener testimony - July 15, 2008 Final order expected January 2009 $ millions Capex ^ Total Request

Sources and Uses of Monetization Proceeds and Synfuel Cash

DTE Energy

Monetization After-Tax Proceeds and Synfuel Cash Sources



~$1.7B
Synfuel $900M (2007-2008)
Monetization Proceeds $800M
Original Guidance
~$2B
Synfuel
Core Barnett
Peakers
Antrim
Sources
~$2B
Debt Paydown & Utility Equity
Antrim Forward Sales
Share Repurchase
Uses

- Completed monetization efforts were a success with over $1 billion in total proceeds
- Monetization and synfuel proceeds were used to buy back stock, pay down debt and invest in our growing utilities
- Additional source of funds will be provided by future monetizations of Barnett properties

8

Barnett Shale Properties Positioned to Produce Future Shareholder Value Fundamentals are very supportive Strong gas/oil prices Services readily available DTE development of Western assets progressing Economic success in all 5 areas where we have focused drilling activity 70% of revenue from natural gas, 30% oil/gas liquids Recent Core Barnett monetization very successful $250 million sale price 100% after-tax IRR Market continues to be very supportive for sellers Will look to monetize when conditions are appropriate In some areas, could happen in 2008 Clay Zones of DTE Acreage Vertical Wells Horizontal Wells Dallas/ Ft Worth Metropolitan Area 62,000 acres Hood Johnson Erath Jack Somervell Hill Wise Tarrant Bosque Parker Denton Palo Pinto

Power & Industrial (P&I) Update Fundamentals in our P&I business have improved materially over the last year Earnings growing Forecasting continued growth ROIC strong Fundamentals in the asset sale/monetization market have weakened over last year Sellers' market has flipped to buyers' market Driven by persistent debt market dynamics Given this, monetization doesn't maximize shareholder value Neutral to 2008 earnings Monetization would now be dilutive in 2009/2010 As a result, DTE is: Discontinuing work on P&I monetization Raising 2008 operating earnings guidance and 2009 early outlook to reflect retention

Our Consistent Value-Focused Approach to Power & Industrial Investments Continues to Be Successful * Reconciliation to GAAP reported earnings included in the appendix ** Assumes ~ 50/50 debt/equity 2007 2008 2009 Detroit Edison 21 27.5 45 5 0 5 $21 $25 - 35 (includes $5M of D&A expense deferred from 2007) $40 - 50 2007 2008E 2009E Power & Industrial Projects Operating Earnings* $ millions ROIC ROE** 10% 14% 11% 15% 13% 18% EBITDA* $80 $90 $130 Improvements in economics of existing project base New acquisition and new industrial project coming on line for full year in 2009 Future renewable and industrial project development would provide growth after 2009 2008 to 2009 Expected Earnings Drivers $5 D&A deferral

DTE Energy's Business Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2008E Non-Regulated = 15% Regulated = 85% % of Operating Earnings* * Excludes Corporate and Other, reconciliation to GAAP reported earnings included in appendix Detroit Edison 360 MichCon 87.5 FERC/MPSC Regulated Pipes & Storage 37.5 P&I 27 Other Non-regulated 62 Going forward, we expect to maintain an operating earnings mix of approximately: 80 - 85% regulated 15 - 20% non-regulated

Raising 2008 Operating Earnings Guidance, Maintaining EPS Guidance Prior 2008 Guidance New 2008 Guidance Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix ** Prior guidance assumed $275 million stock buyback in June 2008, new guidance assumes no stock buyback in 2008 Extra 2 quarters of earnings from retaining projects, partially offset by expensing depreciation deferred while projects were classified as "held for sale" Higher earnings offset higher shares outstanding Detroit Edison experienced a catastrophic storm in June Share repurchase program completed Higher projected earnings due to favorable gas and oil prices

Raising 2009 Non-Utility Outlook to Reflect Higher Power & Industrial Project Earnings 2008 Guidance* ($ millions) +6% 2009 Early Outlook* +13% +6% +14% Projected Average Shares Outstanding 163M 163M * Reconciliation to GAAP reported earnings included in the appendix ** Prior 2009 early outlook was $105-$140 million for Non-Utility Operating Earnings* Revised to reflect retention of P&I

Execute strong regulated growth plan DTE Energy: A Focused, Integrated Energy Strategy Execute value-focused non-utility plan Continue to pay an attractive dividend Realize projected utility earnings growth Near-term: 7 - 9% per year Long-term: 5 - 6% per year Upside potential from renewables Manage constructive regulatory environment Use cost savings to minimize rate increases Advocate for comprehensive energy policy that will promote growth in Michigan Proven track record of non-utility value creation Reduced scale and disciplined approach focused on: Premium return on investment Long-term value creation $2.12 per share

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030

Appendix

Our Sustainable Dividend is Very Competitive As utility earnings increase, our payout ratio will improve, providing flexibility to consider further dividend increases Industry Dividend Yield PNW 0.065 ED 0.058 PGN 0.057 NI 0.052 WR 0.052 TEG 0.051 DTE 0.049 SCG 0.048 SO 0.047 XEL 0.047 CNP 0.045 VVC 0.041 NST 0.041 DPL 0.04 LNT 0.04 AEP 0.04 PCG 0.039 TE 0.037 NU 0.032 FPL 0.027 FE 0.027 ETR 0.025 SRP 0.024 CMS 0.024 WEC 0.023 EXC 0.022 DTE 4.9% June 25, 2008

Power & Industrial Projects Provide Utility-Like Services to Select, Energy-Intensive Industries Coke Battery (metallurgical coal) Pulverized Coal Injection On-Site Energy Renewables Value Proposition Power & Industrial Asset Type Own interest in 4 coke batteries Expect to produce 2 million tons of coke in 2008 Own 3 pulverized coal injection projects Expect to produce 1.3 million tons in 2008 17 on-site projects Service contracts at 13 additional projects Market location, supply / demand Product quality Operational excellence Long-term contracts for inputs and output Cost savings through fuel switching - using pulverized coal instead of high-priced gas/oil/coke Output under long term contract Labor savings / O&M efficiency Fuel switching / energy savings Long-term contracts with plant closing protections 26 landfill gas recovery sites across the US (produced 23.5 Bcf in 2007) 2 biomass fired facilities Cost-competitive, reliable green power Fuel switching - substitute biomass / biogas for natural gas

Long-Term Contracts P&I projects have long-term contracts, typically from 10-20 years On-site advantage gives us a high probability of contract renewal Strong Customer Sites Invest at customer sites with long-term viability in relation to competitive facilities Limited Commodity Risk Contracts are structured to require the customer to purchase commodities (or make them a pass-through obligation) Predictable Cash Flows Sales volume risk is limited due to the structure of contracts (take-or-pay or take- if-tendered provisions or requirement contracts) Predictable operating costs and maintenance cycles and projects employ relatively uncomplicated and proven technologies Minimal maintenance capital is typically required Power & Industrial Projects Has a Low Risk Business Strategy DTE's P&I Business is relatively low risk. The P&I group leverages our utility operating experience to provide "private utility" services to select energy-intensive industries.

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the Company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Coal Services Gas Midstream $21 $32 $53

Reconciliation of 2007 Power & Industrial Reported Earnings to EBITDA Use of EBITDA Information - DTE Energy management believes that EBITDA provides a meaningful representation of the company's performance and uses EBITDA as a complementary performance measure with earnings.

Reconciliation of 2008 and 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides 2008 guidance and 2009 early outlook for operating earnings. It is likely that certain items which impact the company's 2008 and 2009 reported results will be excluded from operating results. A reconciliation to the comparable 2008 and 2009 reported earnings/net income guidance/early outlook is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. In this presentation, DTE Energy provides 2008 and 2009 EBITDA for its Power & Industrial Projects segment. It is possible that certain items which impact the company's 2008 and 2009 reported results will be excluded from operating results and EBITDA. A reconciliation to the comparable 2008 and 2009 reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Use of EBITDA Information - DTE Energy management believes that EBITDA provides a meaningful representation of the company's performance and uses EBITDA as a complementary performance measure with earnings.